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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                       American Physicians Capital, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                                                [APCAPITAL LOGO]



April 11, 2002




Dear Shareholder:

Recently, you received a package in the mail with materials for APCapital's upcoming annual meeting on May 8, 2002. Due to a mailing error, APCapital's Proxy Statement was inadvertently left out of the package. We are enclosing with this letter a Proxy Statement containing the information you need to cast your vote on the matters to be brought before the meeting, along with a new blue-stripped proxy voting card and another return envelope.

IF YOU HAVE ALREADY VOTED YOUR PROXY CARD BY MAIL OR BY TELEPHONE AND DO NOT WISH TO CHANGE YOUR VOTE AFTER REVIEWING THE ENCLOSED MATERIALS, YOU DO NOT HAVE TO RE-CAST YOUR VOTE. HOWEVER, IF YOU HAVE VOTED AND WOULD LIKE TO CHANGE YOUR VOTE, YOU MAY DO SO BY VOTING THE ENCLOSED BLUE-STRIPPED PROXY CARD BY TELEPHONE OR BY RETURNING YOUR PROXY CARD IN THE ENCLOSED RETURN ENVELOPE PRIOR TO THE MEETING. IF YOU HAVE NOT YET VOTED, PLEASE CAST YOUR VOTE USING THE ENCLOSED BLUE-STRIPPED PROXY CARD.

We apologize for this error and any inconvenience this may cause you. If you have any questions, please call our Investor Relations department at 1-866-561-8222.

Sincerely,

APCapital Investor Relations

Encl


          1301 North Hagadorn Road - P.O. Box 1471 - East Lansing, MI 48826-1471

                            (517) 351-1150 - 1-800-748-0465 - WWW.ACAPONLINE.COM